UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Concord Street
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The Nasdaq Stock Market
Purchase Warrants	XBIOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2022, Xenetic Biosciences, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following four proposals and cast their votes as described below. The Annual Meeting was partially adjourned to December 21, 2022 solely with respect to the voting on Proposal Four. The Annual Meeting will resume solely with respect to Proposal Four at 10:00 a.m. Eastern Time on December 21, 2022 and will continue to be held virtually via live audio-only webcast at www.virtualshareholdermeeting.com/XBIO2022. Below is a summary of the proposals and corresponding votes.

1.	The Company’s stockholders approved the election of the following seven nominees with each director receiving votes as follows:

Name	For	Withheld	Broker Non-Votes
Dr. Grigory Borisenko	4,262,295	734,810	2,866,140
Dr. James Callaway	3,615,669	1,381,436	2,866,140
Mr. Firdaus Jal Dastoor	4,245,854	751,251	2,866,140
Mr. Jeffrey Eisenberg	4,271,238	725,867	2,866,140
Dr. Roger Kornberg	3,607,135	1,389,970	2,866,140
Mr. Adam Logal	4,253,923	743,182	2,866,140
Mr. Alexey Vinogradov	4,273,562	723,543	2,866,140

2.	The Company’s stockholders voted upon and approved the ratification of the selection of Marcum LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
7,370,441	434,234	58,570	-

3.	The Company’s stockholders voted upon and approved, on a non-binding, advisory basis, the Company’s named executive officer compensation. The votes on this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
4,231,759	699,669	65,677	2,866,140

4.	Proposal Four was to approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares. The Company has adjourned the Annual Meeting solely with respect to Proposal Four to provide its stockholders additional time to vote on such proposal. Support for Proposal Four has exceeded 80% of the votes cast on the proposal. However, the affirmative vote of holders of more than 50% of all of the Company’s issued and outstanding shares of common stock is necessary for Proposal Four to be approved.

No other matters were considered or voted upon at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: December 9, 2022	Name: James Parslow
Title: Chief Financial Officer

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